BLACKROCK FUNDS II
BlackRock Strategic Income Portfolio

SUPPLEMENT DATED FEBRUARY 26, 2010
TO PROSPECTUS DATED APRIL 30, 2009

This amendment relates to BlackRock Strategic Income Portfolio, a series of BlackRock Funds II (the “Trust”).

Effective March 5, 2010, the following changes are made to the BlackRock Strategic Income Portfolio’s Prospectus.

Change in Name of the Fund

BlackRock Strategic Income Portfolio has changed its name to BlackRock Strategic Income Opportunities Portfolio (the “Fund” or Strategic Income Opportunities Portfolio”). All references to BlackRock Strategic Income Portfolio in the Prospectus are hereby changed to be BlackRock Strategic Income Opportunities Portfolio.

Change in the Fund’s Investment Strategy

The sections captioned “Funds Overview — BlackRock Strategic Income Opportunities Portfolio — What is the Fund’s main investment strategy?” and “Details About the Funds — BlackRock Strategic Income Opportunities Portfolio — Primary Investment Strategies” with respect to the Fund’s current prospectus are amended to reflect the new investment strategy of the Fund as described below. The investment strategy of the Fund is not a fundamental policy and therefore can be changed by the Board of Trustees without shareholder approval.

In pursuit of this goal, under normal market conditions, the Strategic Income Opportunities Portfolio will invest in a combination of other BlackRock fixed income mutual funds (the “underlying funds”) that invest in the sectors of the market, including, but not limited to: high yield securities, international securities, emerging markets debt and mortgages, and/or direct opportunistic purchases of fixed income securities and other securities, which investments are called the “direct opportunistic purchases.” Depending on market conditions, the Strategic Income Opportunities Portfolio may invest in underlying funds that invest in other market sectors. See “Information About the Underlying Funds — Description of Underlying Funds.” Fixed income securities are debt obligations such as bonds and debentures, U.S. Government securities, debt obligations of domestic and non-U.S. corporations, debt obligations of non-U.S. governments and their political subdivisions, asset-backed securities, various mortgage-backed securities (both residential and commercial), other floating or variable rate obligations, convertible securities, municipal obligations and zero coupon debt securities. The Fund may invest in preferred securities, illiquid securities and may invest in exchange-traded funds (“ETFs”), including affiliated ETFs. The Fund may engage in short sales for hedging purposes or to enhance total return only when it already owns or has a right to receive the security it plans to short (i.e., shorting-against-the-box). Depending on market conditions, the Strategic Income Opportunities Portfolio’s asset allocation between the underlying funds and the direct opportunistic purchases may vary, and it is possible that up to 100% of the Strategic Income Opportunities Portfolio’s assets may be invested entirely in either underlying funds or direct opportunistic purchases.

The Strategic Income Opportunities Portfolio and underlying funds may invest significantly in non-investment grade bonds (high yield or junk bonds), non-dollar denominated bonds and bonds of emerging market issuers. The Strategic Income Opportunities Portfolio’s and underlying funds’ investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. Non-investment grade bonds acquired by the Strategic Income Opportunities Portfolio or underlying funds will generally be in the lower rating categories of the major rating agencies (BB or lower by Standard & Poor’s, a division of the McGraw Hill Companies (“S&P”), or Ba or lower by Moody’s Investors Service, Inc. (“Moodys”)) or will be determined by the management team to be of similar quality. Split rated bonds will be considered to have the higher credit rating.

The Fund may, when consistent with its investment goal, buy or sell options or futures, or enter into total return swaps and foreign currency transactions (collectively, commonly known as derivatives). An option is the right to buy or sell an instrument (which can be a security, an index of securities, a futures contract, a currency, or a basket of currencies) at a specific price on or before a specific date. A future is an agreement to buy or sell a security or an index of securities at a specific price on a specific date. A total return swap is a contract in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices, during the specified period, in return for periodic payments. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as currency risk. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. The Fund may seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as reverse repurchase agreements or dollar rolls). The underlying funds may, to varying degrees, also invest in derivatives.

The Fund may, when consistent with its investment goal, purchase certain mortgage-backed and asset-backed securities with the proceeds from loans obtained under the Term Asset-Backed Securities Loan Facility Program (“TALF Program”), delivering such securities as collateral under the Program. In addition, the Fund may deliver mortgage-backed and asset-backed securities already owned by the Fund as collateral for such a loan, and may use the proceeds to purchase other securities consistent with the Fund’s investment strategies.

The Strategic Income Opportunities Portfolio is a non-diversified portfolio under the Investment Company Act.

Change in Benchmark

BlackRock Strategic Income Opportunities Portfolio changed its benchmark from Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital U.S. Universal Index to better align its benchmark with its revised investment strategy and to that of its peer group. The Barclays Capital U.S. Universal Bond Index is an unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

Addition to Main Risks

The sections captioned “Funds Overview — BlackRock Strategic Income Opportunities Portfolio — What are the main risks of investing in the Fund?” with respect to the Fund’s current Prospectus are amended to reflect the additional risks of the Fund as described below.

Convertible Securities Risk — The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (LIBOR) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest.

Investing in ETFs — Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Mortgage- and Asset-Backed Securities Risks — Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.

Shorting-Against-the-Box Risk. When a Fund engages in a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it engaged in the short sale. A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The risk to a Fund when engaging in a short-against-the-box strategy is that the broker-dealer holding the Fund’s collateral in regards to the short sale does not return it to the Fund once the short sale is closed out. See Credit Risk above.

The section captioned “Details About the Funds — Investment Risks — Main Risks of Investing in Strategic Income Opportunities Portfolio” with respect to the Fund’s current Prospectus are amended to reflect the additional risks of the Fund as described below.

Convertible Securities Risk — The market value of a convertible performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Corporate Loans Risk — Commercial banks and other financial institutions or institutional investors make corporate loans to companies that need capital to grow or restructure. Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks. As a result, the value of corporate loan investments is generally less exposed to the adverse effects of shifts in market interest rates than investments that pay a fixed rate of interest. However, because the trading market for certain corporate loans may be less developed than the secondary market for bonds and notes, the Fund may experience difficulties in selling its corporate loans. Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, the Fund may not recover its investment or recovery may be delayed. By investing in a corporate loan, the Fund may become a member of the syndicate.

The corporate loans in which the Fund invests are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a corporate loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.

Investments in ETFs — Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based. Shares of ETFs are traded on an exchange throughout a trading day, and bought and sold based on market values and not at the ETF’s net asset value. For this reason, shares of an ETF could trade at either a premium or discount to its net asset value. However, the trading prices of index-based ETFs tend to closely track the actual net asset value of the ETF. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs, in addition to a spread (i.e., the difference between what professional investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price)).

Leverage Risk — Some transactions may give rise to a form of leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. To mitigate leverage risk, the Fund management team will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.

Mortgage- and Asset-Backed Securities Risks — Mortgage-backed securities (residential and commercial) and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. However, a main difference is that the principal on mortgage- or asset-backed securities may normally be prepaid at any time, which will reduce the yield and market value of these securities. Therefore, mortgage- and asset-backed securities are subject to “prepayment risk” and “extension risk.” Because of prepayment risk and extension risk, mortgage-backed securities react differently to changes in interest rates than other fixed-income securities.

Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and the Fund may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets which were prepaid. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. Asset-backed securities and commercial mortgage-backed securities (“CMBS”), which are bonds that are backed by a mortgage loan or pool of loans secured by commercial property, generally experience less prepayment than residential mortgage-backed securities.

Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated causing the value of these securities to fall. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, mortgage-backed securities may exhibit additional volatility and may lose value.

Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. The Fund’s investments in asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. These securities also are subject to the risk of default on the underlying mortgage or assets, particularly during periods of economic downturn. Certain CMBS are issued in several classes with different levels of yield and credit protection. The Fund’s investments in CMBS with several classes may be in the lower classes that have greater risks than the higher classes, including greater interest rate, credit and prepayment risks.

Mortgage-backed securities may be either pass-through securities or collateralized mortgage obligations (“CMOs”). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages, which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several revenue streams (tranches) with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive interest only (“IOs”), principal only (“POs”) or an amount that remains after floating-rate tranches are paid (an “inverse floater”). These securities are frequently referred to as “mortgage derivatives” and may be extremely sensitive to changes in interest rates. Interest rates on inverse floaters, for example, vary inversely with a short-term floating rate (which may be reset periodically). Interest rates on inverse floaters will decrease when short-term rates increase, and will increase when short-term rates decrease. These securities have the effect of providing a degree of investment leverage. In response to changes in market interest rates or other market conditions, the value of an inverse floater may increase or decrease at a multiple of the increase or decrease in the value of the underlying securities. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

The mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. Delinquencies and losses on mortgage loans (including subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of real estate values (as has recently been experienced and may continue to be experienced in many markets) may exacerbate such delinquencies and losses. Also, a number of mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Asset-backed securities entail certain risks not presented by mortgage-backed securities, including the risk that in certain states it may be difficult to perfect the liens securing the collateral backing certain asset-backed securities. In addition, certain asset-backed securities are based on loans that are unsecured, which means that there is no collateral to seize if the underlying borrower defaults. Certain mortgage-backed securities in which the Fund may invest may also provide a degree of investment leverage, which could cause the Fund to lose all or substantially all of its investment.

Participation in TALF Program — The risk of leverage to the Fund under the TALF Program is the same risk of leverage that applies to other types of borrowings the Fund may engage in. Loans under the TALF Program would not be subject to the Funds’ limitations on borrowings, however, the Fund will borrow under the TALF Program only if it maintains segregated liquid assets (in addition to any assets pledged as eligible collateral), marked-to-market daily, in an amount equal to the Fund’s outstanding principal and interest under the TALF loan. Under certain circumstances, loans under the TALF Program may become recourse to the Fund if, for example, the Fund ceases to be an eligible borrower under the TALF Program. This may adversely affect the Fund’s ability to achieve its investment objective. If loans under the TALF Program become recourse to the Fund and the value of eligible collateral pledged to the Federal Reserve Bank of New York (the “New York Fed”), the operator of the TALF Program, is less than the amounts owed by the Fund under the loan, then the Fund will be required to pay the difference to the New York Fed. In order to make this payment, the Fund may be required to sell portfolio securities during adverse market conditions or at other times it would not otherwise choose to sell such securities. Finally, if the fund were to surrender its eligible collateral under the terms of the TALF Program, it could lose certain up-front amounts paid to the New York Fed.

The Federal Reserve may change the terms of the TALF Program at its discretion. The Fund cannot predict any such changes, which may adversely affect the value of the Fund’s assets and the ability of the Fund to achieve its investment objectives. Under the terms of the TALF Program, any interest and principal payments from TALF eligible collateral will be directed first to a custodial account in the name of the primary dealer (who acts as agent for the Fund) prior to remittance to the Fund. As a result, the Fund will be subject to the counterparty risk of the primary dealer.

The primary dealer may terminate its agreement with the Fund at any time. If the Fund is not able to find a replacement primary dealer within the requisite period of time, it may be required to either repay the loan, sell the eligible collateral, or surrender the eligible collateral at a time when it may not be advantageous to do so, which may result in losses to the Fund.

Shorting-Against-the-Box Risk. When a Fund engages in a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it engaged in the short sale. A Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. The risk to a Fund when engaging in a short-against-the-box strategy is that the broker-dealer holding the Fund’s collateral in regards to the short sale does not return it to the Fund once the short sale is closed out. See, Credit Risk above.

Change in Portfolio Managers

The section in the Prospectus captioned “Details About the Funds — How Each Fund Invests — About the Portfolio Management Team of the Strategic Income Opportunities Portfolio” is deleted in its entirety and replaced with the following:

The Strategic Income Opportunities Portfolio is managed by a team of financial professionals. Curtis Arledge and Matthew Marra are the portfolio managers and are primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information — Strategic Income Opportunities Portfolio” for additional information on the portfolio management team.

In addition, the section captioned “Management of the Funds — Portfolio Manager Information —Strategic Income Opportunities Portfolio” is deleted in its entirety and replaced with the following:

The Strategic Income Opportunities Portfolio is managed by a team of financial professionals. Curtis Arledge and Matthew Marra are the portfolio managers and are primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography

Curtis Arledge	Responsible for the day-to-day	2010	Chief Investment Officer of Fixed Income,
	management of the Fund’s		Fundamental Portfolios and Head of Multi-
	portfolio, including setting the		Sector Mortgages with BlackRock’s Fixed
	Fund’s overall investment strategy		Income Portfolio Management Group since
	and overseeing the management of		2010; Managing Director of BlackRock, Inc.
	the Fund.		since 2008; Co-head of US Fixed Income
within BlackRock’s Fixed Income Portfolio
Management Group and member of
BlackRock’s Leadership Committee since
2008; Global Head of Fixed Income Division
of Wachovia Corporation from 2004 to 2008.

Matthew Marra	Responsible for the day-to-day	2010	Managing Director of BlackRock, Inc. since
	management of the Fund’s		2006; Director of BlackRock, Inc. from 2002
	portfolio, including setting the		to 2005.
Fund’s overall investment strategy
and overseeing the management of
the Fund.

Code #PRO-16102-0210-SUP